                                                                       EXHIBIT 2


                                 ITEM 5A AND 5B
                                 --------------


                               Reporting Persons
                               -----------------

                             Fiduciary Shareholders
                             ----------------------


                                                  NUMBER OF     PERCENTAGE
                                                SHARES OWNED     OF TOTAL
          TRUST                  TRUSTEE         (AND CLASS)      SHARES
          -----                  -------         -----------      ------

Trust f/b/o                 Oakleigh B. Thorne     102,000 (A)          .6%
Oakleigh B. Thorne          Potter Palmer          102,000 (B)          .6%
dated 12/23/70
   Oakleigh B. Thorne
    and Potter Palmer
    share the power to
    vote and dispose of
    all shares

Trust f/b/o                 Oakleigh B. Thorne     106,000 (A)          .6%
Honore T. Wamsler           Potter Palmer          106,000 (B)          .6%
U/A dated 12/23/70
   Oakleigh B. Thorne
    and Potter Palmer
    share the power to
    vote and dispose of
    all shares

Trust f/b/o                 Oakleigh B. Thorne     100,000 (A)          .6%
Charlotte T. Bordeaux       Potter Palmer          100,000 (A)          .6%
U/A dated 12/23/70
   Oakleigh B. Thorne
    and Potter Palmer
    share the power to
    vote and dispose of
    all shares



                                                  NUMBER OF     PERCENTAGE
                                                SHARES OWNED     OF TOTAL
          TRUST                  TRUSTEE         (AND CLASS)      SHARES
          -----                  -------         -----------      ------


Trust f/b/o                 Oakleigh B. Thorne     637,616 (A)         3.8%
Oakleigh B. Thorne          Chemical Bank          637,616 (B)         3.9%
U/A dated 1/27/74
   Oakleigh B. Thorne
    and Chemical Bank
    share the power to
    vote and dispose of
    all shares

Trust f/b/o                 Oakleigh B. Thorne     637,618 (A)         3.8%
Honore T. Wamsler           Chemical Bank          637,618 (B)         3.9%
U/A dated 1/27/74
   Oakleigh B. Thorne
    and Chemical Bank
    share the power to
    vote and dispose of
    all shares

Trust f/b/o                 Oakleigh B. Thorne     637,618 (A)         3.8%
Charlotte T. Bordeaux       Chemical Bank          637,618 (B)         3.9%
U/A dated 1/27/74
   Oakleigh B. Thorne
    and Chemical Bank
    share the power to
    vote and dispose of
    all shares

Trust U/W                   Oakleigh B. Thorne   1,140,242 (A)         6.9%
Oakleigh L. Thorne          Chemical Bank        1,140,242 (B)         7.0%
f/b/o Oakleigh B.
 Thorne
   Oakleigh B. Thorne
    has the sole power
    to vote and dispose
    of all shares



                                                  NUMBER OF     PERCENTAGE
                                                SHARES OWNED     OF TOTAL
          TRUST                  TRUSTEE         (AND CLASS)      SHARES
          -----                  -------         -----------      ------


Trust U/W                   Oakleigh B. Thorne   1,057,000 (A)         6.4%
Oakleigh L. Thorne          Chemical Bank        1,057,000 (B)         6.4%
f/b/o Honore T. Wamsler
   Oakleigh B. Thorne
    has the sole power
    to vote and dispose
    of all shares

Trust U/W                   Oakleigh B. Thorne   1,127,742 (A)         6.8%
Oakleigh L. Thorne          Chemical Bank        1,127,742 (B)         6.9%
f/b/o Charlotte T.
 Bordeaux
   Oakleigh B. Thorne
    has the sole power
    to vote and dispose
    of all shares

Trust U/W                   Oakleigh B. Thorne   1,268,816 (A)         7.6%
Oakleigh L. Thorne          John Akin            1,268,816 (B)         7.7%
f/b/o Dorothy Forbes
 Thorne
   Oakleigh B. Thorne
    has the sole power
    to vote all of the
    shares, but the
    dispositive power is
    shared with John
    Akin

Trust U/A                   Oakleigh B. Thorne     489,598 (A)         2.9%
dated 12/15/76              Mark M. Collins        489,598 (B)         3.0%
   Oakleigh B. Thorne
    and Mark M. Collins
    share the power to
    vote and dispose of
    all the shares



                                                  NUMBER OF     PERCENTAGE
                                                SHARES OWNED     OF TOTAL
          TRUST                  TRUSTEE         (AND CLASS)      SHARES
          -----                  -------         -----------      ------

Thorne GST Trust            Oakleigh Thorne         93,567 (B)          .6%
U/A dated 9/5/95
   Oakleigh Thorne has
    the sole power to
    vote and dispose of
    all the shares

Oakleigh Hewson Thorne      Oakleigh Thorne            935 (B)         0.0%
1995 Trust
U/A dated 9/5/95
   Oakleigh Thorne has
    the sole power to
    vote and dispose of
    all the shares

Maxwell Edward Thorne       Henry F. Thorne            935 (B)         0.0%
1995 Trust
U/A dated 9/5/95
   Henry F. Thorne has
    the sole power to
    vote and dispose of
    all the shares

Alexander Lewis Thorne      Henry F. Thorne            935 (B)         0.0%
1995 Trust
U/A dated 9/5/95
   Henry F. Thorne has
    the sole power to
    vote and dispose of
    all the shares

Trust U/W                   Oakleigh B. Thorne      94,944 (A)          .6%
Margaret Parshall           George Whalen, Jr.      94,944 (B)          .6%
f/b/o Helen C. King
   Oakleigh B. Thorne
    and George Whalen,
    Jr. share the power
    to vote and dispose
    of all the shares



                                                  NUMBER OF     PERCENTAGE
                                                SHARES OWNED     OF TOTAL
          TRUST                  TRUSTEE         (AND CLASS)      SHARES
          -----                  -------         -----------      ------

Daniel K. Thorne 1995       Daniel K. Thorne       177,853 (B)         1.1%
Charitable Remainder        Theodore S. Lynn
 Trust
U/A dated 10/31/95
   Daniel K. Thorne and
    Theodore S. Lynn
    share the power to
    vote and dispose of
    all the shares

                            Individual Shareholdings
                            ------------------------


                                      NUMBER OF SHARES    PERCENTAGE OF
              PERSON                 OWNED (AND CLASS)    TOTAL SHARES
              ------                 -----------------    ------------

Oakleigh B. Thorne/1/                      341,469.6 (A)            2.1%
   Oakleigh B. Thorne has the              255,073.7 (B)            1.6%
    sole power to vote and
    dispose of all shares

Honore T. Wamsler                             81,242 (A)             .5%
   Honore T. Wamsler has the
    sole power to vote and
    dispose of all shares

Daniel K. Thorne                           1,546,852 (A)            9.3%
   Daniel K. Thorne has the sole           1,368,999 (B)            8.3%
    power to vote and dispose of
    all shares

Millbrook Tribute Gardens, Inc.              200,009 (A)            1.2%
   Oakleigh B. Thorne has the                200,009 (B)            1.2%
    sole power to vote all of the
    shares, but the dispositive
    power is shared with George
    Whalen, Jr.

Oakleigh Thorne                                  200 (A)            0.0%
   Oakleigh Thorne has the sole                  200 (B)            0.0%
    power to vote and dispose of
    all shares


-----------
/1/ Oakleigh B. Thorne's holdings include 24,157.63 shares of Class A and 34,133.73 shares of Class B in the CCH Employee's Savings Plan. Mr. Thorne does not have legal title to said shares.